Exhibit 99.3

Verde Clean Fuels, Inc. Announce Completion of Business Combination between CENAQ Energy Corp. and Bluescape Clean Fuels

Verde Positioned to be Leading Provider of Renewable Gasoline

Verde Announces Joint Venture with Diamondback Energy in Permian Basin

February 15, 2023 06:41 PM Eastern Standard Time

HOUSTON--(BUSINESS WIRE)--Verde Clean Fuels, Inc. (“Verde”), a company focused on becoming leading supplier of gasoline and other fuels derived from renewable feedstocks or natural gas, today announced the completion of the previously announced business combination between CENAQ Energy Corp. (NASDAQ: CENQ) (“CENAQ”) and Bluescape Clean Fuels Intermediate Holdings, LLC. Shares of Class A common stock of Verde will be traded on the NASDAQ Capital Markets starting on February 16, 2023 under the symbol “VGAS” along with the public warrants under the symbol “VGASW.”

Verde developed and owns a proprietary syngas-to-gasoline (“STG+®”) technology which is designed to produce renewable gasoline utilizing waste feedstocks that are otherwise landfilled. The renewable gasoline can result in more than a 60% reduction in carbon intensity versus traditional hydrocarbon-based gasoline based on GREET-style Carbon Intensity analysis. Verde’s process also can produce a lower carbon gasoline from flared or economically disadvantaged natural gas. Verde’s multi-patented technology has been developed over the past 15 years and tested at its demonstration facility in New Jersey.

“Traditional gasoline used today is refined from crude oil and makes up over half of greenhouse gas emissions produced by the U.S. transportation sector. We believe our proprietary STG+® system will enable everyday consumers of gasoline to seamlessly and materially participate in the decarbonization of our atmosphere, without changing their automobiles or fueling habits,” said Ernie Miller, co-founder and CEO of Verde. “Our renewable and lower carbon gasoline will work within the existing gasoline infrastructure and in the global fleet of internal combustion engines. We estimate that the replacement of conventional hydrocarbon-based gasoline with Verde’s renewable gasoline would be comparable to removing six of every ten cars on the road today. The introduction of Verde’s renewable gasoline to reduce greenhouse gases is a new and significant solution to global decarbonization.”

The STG+® process is highly flexible and efficiently turns syngas, regardless of feedstock, into gasoline that does not require any additional refining. The Verde system is fully modular and sized to match feedstock sources, allowing for optimal logistical and cost efficiencies. Verde is currently developing its first commercial facility to be located at a landfill site in Maricopa, AZ, which, once fully operational, is expected to produce 7 million gallons per year of renewable gasoline during its first phase. With the proceeds from the merger and expected project financings, we believe that Verde is well capitalized to bring this first project online in the first half of 2025. Verde has several additional renewable gasoline projects in various early stages of development.

Concurrent with the business combination, Diamondback Energy, Inc. (NASDAQ: FANG) (“Diamondback”), through its wholly-owned subsidiary, Cottonmouth Ventures LLC (“Cottonmouth Ventures”), has made a $20 million equity investment in Verde and has entered into an Equity Participation Right Agreement pursuant to which Verde will grant Cottonmouth the right to participate and jointly develop Permian Basin facilities utilizing Verde’s STG+ technology for the production of gasoline derived from economically disadvantaged natural gas feedstocks. The production of gasoline from natural gas sourced from the Permian Basin is designed to allow Diamondback to mitigate the flaring of natural gas while also producing a high-margin product from natural gas streams that are subject to being price disadvantaged compared to other natural gas basins.

“Diamondback is excited to announce our equity investment in and partnership with Verde, which is our largest investment to date out of our new ventures subsidiary, Cottonmouth. We are also looking forward to expanding the Verde business into the Permian Basin with their proprietary STG+® technology. This investment, and the technology that accompanies it, fits with our strategy to decarbonize the oil field while generating an economic return for our investors,” stated Kaes Van’t Hof, President of Diamondback.

J. Russell Porter, CEO of CENAQ said, “We are pleased to complete this transaction and create Verde Clean Fuels, Inc. along with Ernie Miller and his team. As we have worked together over the past year to combine our entities, we have become confident that the significant number of existing opportunities to deploy the proven STG+® technology utilizing various renewable and green feedstocks will increase as a result of Verde Clean Fuels becoming a publicly traded entity.”

Advisors

Kirkland & Ellis LLP served as legal counsel to Verde. Vinson & Elkins L.L.P. served as legal counsel to CENAQ. Imperial Capital served as placement agent to CENAQ. Baker Botts L.L.P. served as legal counsel to Imperial Capital, LLC.

About Verde Clean Fuels

Verde Clean Fuels, Inc. is a renewable energy company specializing in the conversion of synthesis gas, or syngas, derived from diverse feedstocks, such as biomass, municipal solid waste and mixed plastics, as well as natural gas (including synthetic natural gas) and other feedstocks, into gasoline through an innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. Verde is focused on the development of commercial facilities aimed at turning waste and other bio-feedstocks into a usable stream of syngas which is then transformed into a single finished fuel, such as gasoline, without any additional refining steps.

Prior to this transaction, Verde Clean Fuels was a portfolio company of Bluescape Energy Partners LLC. Bluescape Energy Partners LLC (“Bluescape Energy Partners”) is an alternative investment firm that leverages its private capital, global network, and superior thinking to deliver differentiated long-term investment performance in the broader energy and utility sectors. Bluescape Energy Partners employs a unique approach and long-term perspective, helping position companies for growth and value creation by providing capital and strategic oversight with its multi-disciplined team of executive-level managers, operators, strategic consultants, and restructuring advisors. It thrives to uncover investments exhibiting high performance potential where it seeks to build lasting partnerships. Bluescape Energy Partners strives to create positive impacts for all of its stakeholders through its capital, operational capabilities, and long-term ownership model.

To learn more about Verde, please visit www.verdecleanfuels.com.

About CENAQ Energy Corp.

CENAQ Energy Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CENAQ Energy Corp. focused its search for a target business in the energy industry in North America. CENAQ Energy Corp. is led by energy industry veterans J. Russell Porter (CEO) and Michael J. Mayell (President and CFO) and John B. Connally III (Chairman).

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the benefits of the transaction, Verde’s future financial performance following the transaction, as well as Verde’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde . These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of the business combination, the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with the transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde ’ expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations Contact
For Verde Clean Fuels:
Ernie Miller – CEO
investor@verdecleanfuels.com

Media Contact
Kellie Woods
verde@ink-co.com